MONMOUTH CAPITAL CORPORATION
                          125 Wyckoff Road
                     Eatontown, New Jersey 07724

              NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         SEPTEMBER 11, 1997

      Notice is hereby given that the thirty-sixth Annual Meeting of Shareholders (Annual Meeting) of Monmouth Capital Corporation (Company) will be held on Thursday, September 11, 1997, at 4:00 p.m. at the offices of the Company on the second floor of the PNC Bank Building, 125 Wyckoff Road, Eatontown, New Jersey, for the following purposes:

          1. To elect ten Directors, the names of whom are set forth in the accompanying Proxy
              Statement, to serve for the ensuing year; and

          2. To approve the selection by the Board of Directors of Cowan, Gunteski & Co. as
              Independent Auditors for the Company for the fiscal year ending March 31,1998; and

          3.  To transact such other business as may
              properly come before the Annual Meeting
              and any adjournment thereof.

      The record books containing the records of the last meeting of shareholders, and the records of all meetings of the Directors since the last Annual Meeting of Shareholders, will be presented at the meeting for the inspection of the shareholders. Only shareholders of record at the close of business on July 14, 1997 will be entitled to vote at the meeting and at any adjournments thereof.

     IF YOU ARE UNABLE TO BE PRESENT PERSONALLY, PLEASE SIGN AND DATE THE ENCLOSED PROXY WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                              BY ORDER OF THE BOARD OF DIRECTORS


                                     /s/Ernest V. Bencivenga
                                       ERNEST V. BENCIVENGA
                                            Secretary
July 28, 1997

                       YOUR VOTE IS IMPORTANT
                  NO MATTER HOW MANY SHARES YOU OWN

      Please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided. If you sign, date and return the proxy card but give no voting instructions, your shares will be voted "FOR" proposals 1 and 2 listed above.

                     MONMOUTH CAPITAL CORPORATION
                          125 Wyckoff Road
                     Eatontown, New Jersey 07724

                           PROXY STATEMENT
                   ANNUAL MEETING OF SHAREHOLDERS
                         SEPTEMBER 11, 1997


      This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Monmouth Capital Corporation (Company) of proxies to be voted at the Annual Meeting of Shareholders of the Company to be held on September 11, 1997, and at any adjournments thereof (Annual Meeting), for the purposes listed in the preceding Notice of Annual Meeting of Shareholders. This Proxy Statement and the accompanying Proxy card are being distributed on or about July 28, 1997 to shareholders of record July 14, 1997.

      A copy of the Annual Report, including financial statements, is being mailed herewith.

      Any shareholder giving the accompanying proxy has the power to revoke it at any time before it is exercised at the Annual Meeting by filing with the Secretary of the Company an instrument revoking it, by delivering a duly executed proxy card bearing a later date, or by appearing at the meeting and voting in person. Shares represented by properly executed proxies will be voted as specified thereon by the shareholder. Unless the shareholder specifies otherwise, such proxies will be voted FOR the proposals set forth in the Notice of Annual Meeting.

      The cost of preparing, assembling and mailing this Proxy Statement and form of proxy, and the cost of soliciting proxies related to the meeting, will be borne by the Company. The Company does not intend to solicit proxies otherwise than by use of the mail, but certain officers and regular employees of the Company, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies.

                            VOTING RIGHTS

      Only holders of the Company's $1.00 par value common stock (Common Stock) of record as of the close of business on July 14, 1997, are entitled to vote at the Annual Meeting of Shareholders. As of the record date, there were 1,446,006 shares of Common Stock outstanding, each share being entitled to one vote on any matter which may properly come before the meeting. Said voting right is non-cumulative. The holders of a majority of the outstanding shares of Common Stock shall constitute a quorum. A majority of the votes cast by holders of the Common Stock is required for approval of Proposals 1 and 2.

                             PROPOSAL 1

                        ELECTION OF DIRECTORS


      It is proposed to elect a Board of ten Directors. The proxy will be voted for the election of the ten nominees named below, all of whom are members of the present Board, to serve for a one-year term for which they have been nominated, unless authority is withheld by the shareholder. The nominees have agreed to serve, if elected, for the new term. If for any reason any of the said ten nominees shall become unavailable for election, the proxy will be voted for any substitute nominee who may be selected by the Board of Directors prior to or at the meeting, or, if no substitute is selected by the
Board of Directors, for a motion to reduce the membership of the Board to the number of the following nominees who are available. In the event the membership of the Board is reduced, it is anticipated that it would be restored to the original number at the next annual meeting. In the event a vacancy occurs on the Board of Directors after the Annual Meeting, the by-laws provide that any such vacancy shall be filled for the unexpired term by a majority vote of the remaining Directors. The Company has no knowledge that any of the ten nominees shall become unavailable for election.

      The proxies solicited cannot be voted for a greater number of persons than the nominees named.

      Some  of  the  nominees for Director are also  Officers  and/or
Directors of other companies, including Monmouth Real Estate Investment Corporation and United Mobile Homes, Inc., both publicly-owned companies. In addition, the Officers and Directors of the Company may engage in real estate transactions for their own account, which transactions may also be suitable for Monmouth Capital Corporation. In most respects, the activities of Monmouth Capital Corporation, Monmouth Real Estate Investment Corporation and United Mobile Homes, Inc. are not in conflict, but rather complement each other. However, the activities of the Officers and Directors on behalf of the other companies, or for their own account, may on occasion conflict with those of the Company and deprive the Company of favorable opportunities. It is the opinion of the Officers and Directors of the Company that there have been no conflicting transactions since the beginning of the last fiscal year.

     Committees of the Board of Directors and Meeting Attendance

      During the last fiscal year ended March 31, 1997, there were four meetings of the Board of Directors, including regularly-scheduled and special meetings. No Directors attended fewer than 75% of the meetings.

      The Company has a standing Audit Committee, a Compensation Committee and a Stock Option Committee of the Board of Directors.

      The Audit Committee, which recommends to the Directors the independent public accountants to be engaged by the Company and reviews with management the Company's internal accounting procedures and controls, met once during the last fiscal year. Charles P. Kaempffer and W. Dunham Morey serve on the Audit Committee.

      The Compensation Committee, which makes recommendations to the Directors concerning compensation, met once during the last fiscal year. Charles P. Kaempffer and Peter Weidhorn serve on the Compensation Committee.

      The Stock Option Committee, which administers the Company's Stock Option Plan, met once during the last fiscal year. Charles P. Kaempffer, W. Dunham Morey and Peter Weidhorn serve on the Stock Option Committee.

                        NOMINEES FOR DIRECTOR


                   Present Position with the Company;
                    Business Experience During Past      Director
Name;Age            Five Years; Other Directorships       Since
_________________________________________________________________

Ernest V.         Treasurer (1961 to present), Secretary   1961
Bencivenga        (1967 to present) and Director. Finan-
(79)              cial Consultant (1976 to present);
                  Treasurer and Director (1968 to present) of Monmouth Real Estate Investment
                  Corporation; Secretary/Treasurer (1984
                  to present) and Director (1969 to
                  present) of United Mobile Homes,Inc.

Anna T. Chew      Controller (1991 to present) and         1994
(39)              Director. Certified Public Accountant;
                  Vice President and Chief Financial
                  Officer (1995 to present), Controller
                  (1991 to 1995) and Director (1994 to
                  present) of United Mobile Homes, Inc.;
                  Controller (1991 to present) and
                  Director (1993 to present) of Monmouth
                  Real Estate Investment Corporation.

Boniface DeBlasio Chairman of the Board (1968 to present)  1961
(76) and Director. Director (1968 to present) of Monmouth Real Estate Investment
                  Corporation.

Charles P.        Director. Investor; Director (1974 to    1970
Kaempffer         present) of Monmouth Real Estate
(60)              Investment Corporation; Director (1969
                  to present) of United Mobile Homes,
                  Inc.; Vice Chairman and Director (1996
                  to present) of Community Bank of New
                  Jersey; Director (1989 to 1996) of
                  Sovereign Community Bank (formerly
                  Colonial Bank for Savings).

Eugene W. Landy   President (1961 to present) and          1961
(63)              Director. Attorney at Law, Landy &
                  Landy; Chairman of the Board (1995 to
                  present), President (1969 to 1995)
                  and Director (1969 to present) of
                  United Mobile Homes, Inc.; President
                  and Director (1968 to present) of
                  Monmouth Real Estate Investment
                  Corporation.

Samuel A. Landy   Director. President (1995 to present),   1994
(37)              Vice President (1991 to 1995) and
                  Director (1992 to present) of United
                  Mobile Homes, Inc.; Director (1989
                  to present) of Monmouth Real Estate
                  Investment Corporation; Attorney at
                  Law, Landy & Landy (1987 to present).

James E. Mitchell Director. General Partner of Mitchell    1994
(56)              Partners, L.P.; Chairman of the Board
                  of First Balboa Securities Corpora-
                  tion, a securities broker/dealer.

                  Present Position with the Company;
                  Business Experience During the Past   Director
Name; Age          Five Years; Other Directorships        Since
________________________________________________________________

W. Dunham Morey   Director. Certified Public Accountant;   1961
(77)              Director (1968 to present) of Monmouth
                  Real Estate Investment Corporation.

Robert G. Sampson Director. Investor; Director (1968 to    1963
(71)              present) of Monmouth Real Estate
                  Investment Corporation; Director (1969
                  to present) of United Mobile Homes,
                  Inc.; Director (1972 to 1993) of United
                  Jersey Bank; General Partner (1983 to
                  present) of Sampco, Ltd., an invest-
                  ment group.

Peter J. Weidhorn Director. President of WNY Management    1994
(50)              Corp.; Vice Chairman of the Board of
                  Centra-State Healthcare Systems; former
                  Director of Carrols Corp., a Burger
                  King franchisee; former Chairman and
                  Director of ICS Acquisitions, Inc.;
                  Managing Partner of 23 real estate
                  investment partnerships.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL


                             PROPOSAL 2

                  APPROVAL OF INDEPENDENT AUDITORS

      It is proposed to approve the appointment of Cowan, Gunteski & Co. as Independent Auditors for the purpose of making the annual audit of the books of account of the Company for the fiscal year ending March 31, 1998, and shareholder approval of said appointment is requested. Cowan, Gunteski & Co. has served as Independent Auditors of the Company since 1990. There are no affiliations between the Company and Cowan, Gunteski & Co., its partners, associates or employees, other than its employment as Independent Auditors for the Company. Cowan, Gunteski & Co. has informed the Company that it has no direct or indirect financial interest in the Company. The Company does not expect any representative of Cowan, Gunteski & Co. to attend the Annual Meeting.

     The approval of the appointment of the Independent Auditors must be by the affirmative vote of a majority of the votes cast at the Annual Meeting. In the event that Cowan, Gunteski & Co. does not receive an affirmative vote of the majority of the votes cast by the holders of shares entitled to vote, then another firm will be appointed as Independent Auditors and the shareholders will be asked to ratify the appointment at the next annual meeting.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL

                       PRINCIPAL SHAREHOLDERS

     On July 14, 1997, no person owned of record, or was known by the Company to own beneficially, more than five percent (5%) of the common stock of the Company, except the following:

    Name of                     Shares Owned              Percent
Beneficial Owner               Beneficially(1)           of Class
_________________________________________________________________

Eugene W. Landy                   174,774                 12.09%
20 Tuxedo Road
Rumson, NJ  07760

Group consisting of               124,031 (2)              8.58%
Walter Carucci,
Carucci Family Partners,
and Carr Securities Corp.
1 Penn Plaza
New York, NY  10114

Group consisting of                86,788 (2)              6.00%
Paul H. O'Leary,
Raffles Associates, L.P.,
and Channel Partnership II
1 Penn Plaza, Suite 4720
New York, NY  10119

(1) Beneficial ownership, as defined herein, includes Common Stock as to which a person has or shares voting and/or investment power.

(2) As reported on Schedule 13D filed with the Securities and Exchange Commission.

            INFORMATION RESPECTING DIRECTORS AND OFFICERS

      As of July 14, 1997, the Officers and Directors, individually and as a group, beneficially owned Common Stock of the Company as follows:

    Name of                       Shares Owned               Percent
Beneficial Owner                 Beneficially(1)             of Class
_____________________________________________________________________

Ernest V. Bencivenga                 6,102 (2)                0.42%
Anna T. Chew                         8,082 (3)                0.56%
Boniface DeBlasio                   30,026 (4)                2.08%
Charles P. Kaempffer                15,331 (5)                1.06%
Eugene W. Landy                    174,774 (6)               12.09%
Samuel A. Landy                     49,460 (7)                3.42%
James E. Mitchell                   70,331 (8)                4.86%
W. Dunham Morey                     50,590                    3.50%
Robert G. Sampson                   16,986                    1.17%
Peter J. Weidhorn                   36,000                    2.49%
                                 _________                   _____
Directors and Officers
  as a Group                       457,682                   31.65%


(1) Beneficial ownership, as defined herein,includes Common Stock as to which a person has or shares voting and/or investment power.

(2)  Includes 4,821 shares held by Mr. Bencivenga's wife.

(3)  Held jointly with Ms. Chew's husband.

(4) Includes (a)3,621 shares held by Mr. DeBlasio's wife; and (b) 9,574 shares in custodial accounts for Mr. DeBlasio's children under the Uniform Gift to Minor's Act in which he disclaims any beneficial interest, but has power to vote.

(5) Includes (a) 726 shares in joint name with Mrs. Kaempffer; (b) 270 shares held by Mr. Kaempffer's wife; and (c) 7,000 shares held as Trustee for Defined Benefit Pension Plan for which Mr. Kaempffer has power to vote.

(6) Includes (a) 6,838 shares held by Mr. Landy's wife; (b) 30,670 shares held in the Landy & Landy Employees' Pension Plan, of which Mr. Landy is a Trustee with power to vote; (c) 43,212 shares held in the Landy & Landy Employees' Profit Sharing Plan of which Mr. Landy is Trustee with power to vote.

(7) Includes (a) 11,635 shares held by Mr. Landy's wife; (b) 12,660 shares in custodial accounts for Mr. Landy's children under the Uniform Gifts to Minor's Act in which he disclaims any beneficial interest, but has power to vote; and (c)15,074 shares in the Samuel Landy Family Limited Partnership.

(8) Includes 65,641 shares held by Mitchell Partners, L.P. over which Mr. Mitchell exercises voting power.

                       EXECUTIVE COMPENSATION

Summary Compensation Table

     The following Summary Compensation Table shows compensation paid by the Company to its Chief Executive Officer for services rendered during the fiscal years ending March 31, 1997, 1996 and 1995. Because no executive officers received total annual salary and bonus exceeding $100,000, only the compensation paid to the Chief Executive Officer is to be disclosed under the Securities and Exchange Commission disclosure requirements.

                                          Annual Compensation

Name and Principal Position   Year  Salary    Bonus       Other(1)
__________________________________________________________________

Eugene W. Landy               1997   None      None        $71,700
Chief Executive Officer       1996   None      None        $63,530
                              1995   None      None        $55,545

(1) Represents director's fees as well as legal and other fees to the firm of Landy & Landy.

Compensation of Directors

      The Directors receive a fee of $800 for each Board meeting attended. Directors appointed to house committees receive $150 for each meeting attended. Those specific committees are Compensation Committee, Audit Committee and Stock Option Committee.

Stock Option Plan

      On July 14, 1994, the shareholders approved and ratified the Company's 1994 Stock Option Plan authorizing the grant to officers and key employees of options to purchase up to 300,000 shares of common stock. Options may be granted any time up to December 31, 2003. No option shall be available for exercise beyond ten years. All options are exercisable after one year from the date of grant. The option price shall not be below the fair market value at date of grant. Cancelled or expired options are added back to the "pool" of shares available under the Plan.

      As of March 31, 1997, there were 35,000 shares exercisable and 265,000 shares available under the Plan. The following is a summary of stock options outstanding as of March 31, 1997:

                      Number of   Number of   Option    Expiration
    Date of Grant     Employees     Shares    Price        Date

       1/4/95              2        20,000     $3.00     1/4/2000
       3/4/96              3        15,000     $3.50     3/4/2001
                                   _______
                                    35,000
                                    ======

Other Information

      Except for specific agreements, the Company has no retirement plan in effect for officers, directors or employees and, at present, has no intention of instituting such a plan.


       Report of Board of Directors on Executive Compensation

Overview and Philosophy

      The Company has a Compensation Committee consisting of two independent outside Directors. This Committee is responsible for making recommendations to the Board of Directors concerning executive compensation. The Compensation Committee takes into consideration three major factors in setting compensation.

      The first consideration is the overall performance of the Company. The Committee believes that the financial interests of the executive officers should be aligned with the success of the Company and the financial interests of its shareholders.

      The second consideration is the individual achievements made by each officer. The Company is relatively small. The Committee is aware of the contributions made by each officer and makes an evaluation of individual performance based on their own familiarity with the officer.

      The final criteria in setting compensation is comparable wages in the industry.
Evaluation

      The Committee reviewed the progress made by Eugene W. Landy, Chief Executive Officer, in locating alternative business and investment opportunities. The Committee decided to continue Mr. Landy's annual compensation of $50,000. The Summary Compensation Table shows an annual compensation to Mr. Landy of $50,000 plus $21,700 in director's and legal fees for a total of $71,700 for the year ended March 31, 1997.

                    COMPARATIVE STOCK PERFORMANCE

      The following line graph compares the total return of the Company's Common Stock for the last five fiscal years to the NASDAQ Total Return Index and the NASDAQ Financial Stocks Total Return Index. The total return reflects stock price appreciation and dividend reinvestment for all three comparative indices. The information herein has been obtained from sources believed to be reliable, but neither its accuracy nor its completeness is guaranteed.

Years Ended        Monmouth Capital        NASDAQ          NASDAQ
 March 31,           Corporation            Total         Financial

   1992                  100                 100             100
   1993                   87                 115             142
   1994                  113                 124             148
   1995                  102                 138             166
   1996                  120                 187             229
   1997                  114                 208             294

           CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Since the beginning of the Company's last fiscal year, there have been no transactions or proposed transactions in which any of the Officers and Directors have a material interest.

      The only family relationship between any of the Directors or executive officers of the Company is that of Samuel A. Landy, Director, who is the son of Eugene W. Landy, President and a Director of the Company.

     Eugene W. Landy and Samuel A. Landy are partners in the law firm of Landy & Landy, which firm, or its predecessor firms, have been retained by the Company as legal counsel since the formation of the Company, and which firm the Company proposes to retain as legal counsel for the current fiscal year.

      The New Jersey Supreme Court has ruled that the relationship of directors also serving as outside counsel is not per se improper, but the attorney should fully discuss the issue of conflict with the other Directors and disclose it as part of the proxy statement so that shareholders can consider the conflict issue when voting for or against the attorney/director nominee.


Transactions with United Mobile Homes, Inc.

      The Mobile Home Store, Inc. (MHS), a subsidiary of the Company, has rental expenses to United Mobile Homes, Inc. (United). United owns and operates manufactured home communities. Six Directors of the Company are also Directors and shareholders of United. MHS pays United market rent on sites where MHS has a home for sale. Total site rental expense to United amounted to $113,182 for the year ended March 31, 1997. Effective April 1, 1995, MHS and United entered into an agreement whereby MHS leases space from United to be used as sales lots, at market rates, at most of United's communities. Total rental expense relating to these sales lots amounted to $90,000 for the year ended March 31, 1997.

     During fiscal 1997, MHS sold to United fifteen homes for a total sales price of $381,501 at MHS's cost. These sales represented 17% of total sales made by MHS during the year. These manufactured homes were available through MHS, but could have been acquired by United from a third party at approximately the same price.

      During the year ended March 31, 1997, MHS acquired certain inventory from United. These purchases amounted to $30,905, representing 1% of total purchases made by MHS during fiscal 1997. This inventory was available through United, but could have been acquired from a third-party at approximately the same cost.

Payments to Affiliated Persons

     Total payments to all Officers, Directors and affiliated persons during the fiscal year ended March 31, 1997 amounted to $125,000. Eugene W. Landy, President of the Company, received $53,200 in management and Director's fees during the fiscal year ended March 31, 1997. In addition, the firm of Landy & Landy received $18,500 in legal fees.


          COMPLIANCE WITH EXCHANGE ACT FILING REQUIREMENTS

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Officers and Directors, and persons who own more than 10% of the Company's Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, Directors and greater than 10% shareholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of the copies of such forms furnished to the Company, the Company believes that, during the fiscal year, all Section 16(a) filing requirements applicable to its Officers, Directors and greater than 10% beneficial owners were met.

                            OTHER MATTERS

      As of the date of this Proxy Statement, the Board of Directors of the Company knows of no other matters, other than those stated in this Proxy Statement, that are to be presented for action at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted on any such matters in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

      The Company will provide, without charge, to each person being solicited by this Proxy Statement on the written request of any such person, a copy of the Annual Report of the Company on Form 10-K for the year ended March 31, 1997 (as filed with the Securities and
Exchange Commission), including the financial statements and schedules thereto. All such requests should be directed to Monmouth Capital Corporation, Attention: Secretary, 125 Wyckoff Road, Eatontown, New Jersey 07724.

                        SHAREHOLDER PROPOSALS

      In order for Shareholder Proposals for the 1998 Annual Meeting of Shareholders to be eligible for inclusion in the Company's 1998 Proxy Statement, they must be received by the Company at its principal office at 125 Wyckoff Road, P. O. Box 335, Eatontown, New Jersey 07724 not later than March 31, 1998.

                              BY ORDER OF THE BOARD OF DIRECTORS


                                   /s/ Ernest V. Bencivenga
                                    Ernest V. Bencivenga
                                          Secretary

Dated: July 28, 1997

Important: Shareholders can help the Directors avoid the necessity and expense of sending follow-up letters to insure a quorum by promptly returning the enclosed proxy. The proxy is revocable and will not affect your right to vote in person in the event you attend the meeting. You are earnestly requested to sign and return the enclosed proxy in order that the necessary quorum may be represented at the meeting. The enclosed addressed envelope requires no postage and is for your convenience.
PROXY                                                           PROXY

PROXY                                                              PROXY
                     MONMOUTH CAPITAL CORPORATION

               PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
     This Proxy is Solicited on behalf of the Board of Directors

       PLEASE FILL IN, DATE AND SIGN PROXY AND RETURN PROMPTLY


The undersigned hereby appoints EUGENE W. LANDY, ERNEST V. BENCIVENGA and CHARLES P. KAEMPFFER, and each or any of them, proxies of the undersigned, with full power of substitution, to vote in their discretion (subject to any direction indicated hereon) at the Annual Meeting of Shareholders to be held at the Company Office on the second floor of the PNC Bank Building, 125 Wyckoff Road, Eatontown, New Jersey, on Thursday, September 11, 1997, at 4:00 o'clock p.m., and at any adjournment thereof, upon matters properly coming before the meeting, with all the powers which the undersigned would possess if personally present, and to vote all shares of stock which the undersigned may be entitled to vote at said meeting.

The Board of Directors recommends a vote FOR items (1) and (2), and all shares represented by this Proxy will be so voted unless otherwise indicated, in which case they will be voted as marked.

(1) Election of Directors - Nominees are: Ernest V. Bencivenga, Anna T. Chew, Boniface DeBlasio, Charles P. Kaempffer, Eugene W. Landy, Samuel A. Landy, James E. Mitchell, W. Dunham Morey, Robert G. Sampson and Peter J. Weidhorn.

      (Instruction:   To  withhold authority to vote for  any  individual
Nominee, write that person's name of the line below:

     ________________________________________________________________

          FOR all Nominees                 WITHHOLD AUTHORITY
        except as Indicated / /       to vote for listed Nominees / /

(2) Approval of the appointment of Cowan, Gunteski & Co. as Independent Auditors for the Company for the fiscal year ending
March 31, 1998.

         FOR  / /         AGAINST / /          ABSTAIN / /

(3) Such Other Business as may be brought before the meeting or any adjournment thereof. The Board of Directors at present knows of no other business to be presented by or on behalf of the Company or its Board of Directors at the meeting.

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.

DATED:____________, 1997.       _____________________________________
                                          Signature

                                _____________________________________
                                          Signature

Important: Please date this Proxy; sign exactly as your name(s) appears hereon. When signing as joint tenants, all parties to the joint tenancy should sign. When signing the Proxy as attorney, executor, administrator, trustee or guardian, please give full title as such.